Equity Method Investments	12 Months Ended
Dec. 31, 2012
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments Disclosure [Text Block]
Note 6.	Equity Method Investments

As of December 31, 2011 and 2012, equity method investments consisted of the following:

	December 31,
	2011		2012
	Amount	Holding %	Amount	Holding %

Create Electronic Optical Co., Ltd.	$439	21.11	283	21.11

The Company disposed of Hangzhou Crystal Display Technology Co., Ltd. equity to its other shareholders in June 2011 and resulted in $313 thousand gain on disposal of the equity, which was presented in other income in the accompanying consolidated statement of income.

Investment accounted for under the equity method is Create Electronic Optical Co., Ltd. (C.E.O.), a camera module supplier. At investment date, the difference between the carrying amount of the Company’s investment in C.E.O. and the underlying equity in the net assets of C.E.O. was $370 thousand which was resulting from C.E.O.’s identifiable intangible assets and was amortized over 3 years. At the December 31, 2012, the excess of cost of such investment in C.E.O. over the Company’s share of the net assets of C.E.O. was $34 thousand.

As of December 31, 2012, it was not practicable for management to estimate the fair value of the Company’s investments in C.E.O. due to the lack of quoted market price and the inability to estimate the fair value without incurring excessive costs. However, management identified no events or changes in circumstance that may significantly affect the Company’s ability on recovering the carrying value of the investment.